UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      April 20, 2005

RESPIRONICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-16723 (Commission File Number)	25-1304989 (IRS Employer Identification No.)

1010 Murry Ridge Lane, Murrysville, Pennsylvania (Address of Principal Executive Offices)	15668-8525 (Zip Code)

Registrant’s telephone number, including area code (724) 387-5200

NONE
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page
ITEM 1.01. AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.01. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
ITEM 8.01. OTHER EVENTS
ITEM 9.01. EXHIBITS
SIGNATURES
2 2 2 2 3 3

ITEM 1.01. AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT.

     On April 20, 2005, the Company’s Board of Directors declared a two-for-one stock split (the “Stock Split”) in the form of a stock dividend of one additional share for each outstanding share of Common Stock, to be distributed on June 1, 2005 to holders of record on May 9, 2005 (the “Record Date”).

     As a result of the Stock Split, pursuant to Section 11(a) of the Rights Agreement dated as of June 28, 1996 (“Rights Agreement”) between the Company. and ChaseMellon Shareholder Services, L.L.C., now known as Mellon Investors Services LLC, the Purchase Price (as defined in the Rights Agreement) will automatically be adjusted to $55.00 per Unit (as defined in the Rights Agreement) as of the Record Date. In accordance with the Rights Plan, the Company will notify each holder of the Company’s Common Stock of this adjustment as part of its notice to shareholders relating to the Stock Split.

     In addition, in connection with the Stock Split, the Company will enter into Amendment No. 1 to the Rights Agreement as of May 9, 2005, which will amend various provisions of the Rights Agreement to reflect the fact that the Company’s Common Stock will now be represented by certificated and uncertificated shares and the Rights (as defined in the Rights Agreement) will attach to the shares of Common Stock, regardless of whether they are in certificated or uncertificated form.

     In connection with the Stock Split, the Company has adjusted the number of shares reserved and outstanding under its various equity-based compensation plans and agreements, and the formulaic grants for employees under the Company’s 2002 Employee Stock Purchase Plan and non-employee directors under the Company’s 2000 Stock Incentive Plan.

ITEM 3.01. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

     On April 20, 2005, the Company’s Board of Directors approved the issuance of shares of the Company’s Common Stock in uncertificated form. In order to allow for the issuance of shares of Common Stock in uncertificated form, Sections 4.01, 4.02 and 4.05 of Article IV of the Company’s By-Laws were amended. The text of the amendments is set forth in Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 8.01. OTHER EVENTS.

     By press release dated April 21, 2005, Respironics, Inc. announced a 2 for 1 stock split of its outstanding shares of common stock, payable in the form of a 100% stock dividend to holders of record on May 9, 2005. A copy of the press release is attached as an exhibit to this Form 8-K.

ITEM 9.01. EXHIBITS.

Exhibit Number 3.1 99.1	Description Amendments to Bylaws Press Release dated April 21, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RESPIRONICS, INC.

(Registrant)

By	/s/ Daniel J. Bevevino

Daniel J. Bevevino Vice President and Chief Financial and Principal Accounting Officer

     Date: April 20, 2005

3